UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 29, 2021

UGI Corporation
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	1-11071	23-2668356
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
460 North Gulph Road, King of Prussia, PA 19406
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: 610 337-1000
Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	UGI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 29, 2021, UGI Corporation (the “Company”) held its Annual Meeting of Shareholders. The shareholders (i) elected all ten nominees to the Board of Directors, (ii) adopted a resolution approving the Company’s executive compensation, (iii) adopted a resolution approving the Company’s 2021 Incentive Award Plan, and (iv) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2021.

1.The table below sets forth (i) the number of votes cast for each director nominee, (ii) the number of votes cast against each director nominee, (iii) the number of abstentions for each director nominee, and (iv) the number of broker non-votes for each director nominee.

DIRECTOR NOMINEES	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
M. Shawn Bort	152,037,575	14,521,692	302,478	21,778,004
Theodore A. Dosch	161,598,383	4.956,430	306,932	21,778,004
Alan N. Harris	161,651,321	4,908,661	301,763	21,778,004
Frank S. Hermance	160,443,184	6,139,423	279,138	21,778,004
Mario Longhi	161,595,498	4,950,820	315,427	21,778,004
William J. Marrazzo	159,315,158	7,237,700	308,887	21,778,004
Cindy J. Miller	161,608,000	4,971,465	282,280	21,778,004
Kelly A. Romano	161,250,719	5,324,180	286,846	21,778,004
James B. Stallings, Jr.	159,260,851	7,298,045	302,849	21,778,004
John L. Walsh	161,540,123	4,989,682	331,940	21,778,004

2.The number of votes cast for and against, the number of abstentions and the number of broker non-votes for the advisory vote on the resolution to approve the Company’s executive compensation is as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
157,608,388	8,635,102	618,255	21,778,004

3.The number of votes cast for and against, the number of abstentions and the number of broker non-votes for the vote on the resolution to approve the Company’s 2021 Incentive Award Plan is as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
151,944,692	14,284,901	632,152	21,778,004

4.The number of votes cast for and against, the number of abstentions and the number of broker non-votes for the ratification of the appointment of Ernst & Young LLP is as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
187,199,036	606,359	834,354	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGI Corporation

February 3, 2021	By:	/s/ Jessica A. Milner
	Name:	Jessica A. Milner
	Title:	Assistant Secretary